UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 8, 2024
Intellicheck, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-15465	11-3234779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Broadhollow Road, Suite 207, Melville, NY	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 992-1900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	IDN	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2024, Intellicheck, Inc. (the “Company”) held its Annual Stockholders Meeting (the “Annual Meeting”) virtually at https://www.cstproxy.com/intellicheck/2024.

At the Annual Meeting, the Company’s stockholders: (i) elected Dondi Black, Gregory Braca, Dylan Glenn, Bryan Lewis, Guy L. Smith and David E. Ullman to serve as directors for one-year terms or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of FORVIS, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024; (iii) approved the advisory vote to approve the compensation of our named executive officers and (iv) approved the frequency of future advisory votes to approve of executive compensation for one year.

The following tables show the number of votes cast for or against and the number of abstentions with respect to each matter, as applicable:

1.Election of Directors:

	For	Withhold	Broker Non-Vote
(1) Dondi Black	9,843,835	177,715	4,415,960
(2) Gregory Braca	9,830,213	191,337	4,415,960
(3) Dylan Glenn	9,745,136	276,414	4,415,960
(4) Bryan Lewis	9,673,718	347,832	4,415,960
(5) Guy L. Smith	9,561,705	459,845	4,415,960
(6) David E. Ullman	9,670,335	351,215	4,415,960

2.Ratify the appointment of FORVIS, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
14,100,877	262,186	74,447

3.Advisory vote to approve the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
9,597,585	380,877	43,088	4,415,960

4.Advisory vote to approve the frequency of future advisory votes to approve of executive compensation.

3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
92,980	28,025	9,858,290	42,255	4,415,960

Based on the foregoing, the Company will hold advisory votes to approve executive compensation on an annual basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2024	INTELLICHECK, INC.

	By:	/s/ Jeffrey Ishmael
	Name:	Jeffrey Ishmael
	Title:	Chief Financial Officer and Chief Operating Officer